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                                                                   EXHIBIT 32(a)

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United
                                  States Code)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Merchants Group, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Form 10-Q") that:

      (1) the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2004                        By:/s/ Stephen C. June
                                             ----------------------
                                             Stephen C. June, President
                                             (Chief Executive Officer)

Dated: August 9, 2004                        By:/s/ Kenneth J. Wilson
                                             ------------------------
                                             Kenneth J. Wilson, Vice President
                                             (Chief Financial Officer)

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